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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-30344 and 333-51430) and on Form S-8 (Nos. 333-73904, 333-55978, 333-53446, 333-32096, 333-32092 and 333-65923) of Hanover
Compressor Company of our report dated March 26, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 31, 2003